UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 8, 2009

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-115164

20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri
64163
(Address of principal executive offices)	(Zip Code)

                         (816) 713-8800

Registrant’s telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 6, and 8 and 9 are not applicable and therefore omitted.

ITEM 7.01 Regulation FD Disclosure.

            On May 8, 2009, U.S. Premium Beef, LLC provides the following information concerning sales of its linked Class A and Class B units (Units).

May 2009			Fiscal Year 2009 YTD
High Sales Price	Low Sales Price	Weighted Average Sales Price	High Sales Price	Low Sales Price	Weighted Average Sales Price
$150.00	$135.00	$137.39	$150.00	$135.00	$137.39

* Data noted above reflects per unit prices of Units in non-conditional, at-the-market transactions.  Unit sales resumed in May 2009 with a total of 12,534 Units selling for an average price of $137.39 per Unit.  Of these, 2000 Units sold at the high of $150.00 per Unit.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By: /s/ Steven D. Hunt_______
Steven D. Hunt,
Chief Executive Officer

Dated:  May 8, 2009